Exhibit 16(a)
SCHEDULE FOR COMPUTATION OF PERFORMANCE CALCULATIONS
CUMULATIVE TOTAL RETURNS and their income and capital components are described in the fund's Statement of Additional Information, and are based on the net asset values, dividends, capital gain distributions, and reinvestment prices of the historical period covered.
AVERAGE ANNUAL RETURNS are calculated according to the following formula:
Average Annual Return = [(1 + Cumulative Return)1/n] - 1
[where n = the number of years in the base period]
Included in this exhibit is a chart showing the data used to calculate the 30-Day Yield as of the fund's fiscal year end.
The 30-DAY YIELD is calculated according to the methods prescribed in Form N-1A Item 22(b)(ii).
          30-Day Total Net Income
30-Day Yield = 2(--------------------------------------------------) + 1)6
- 1
  (30-Day Average Shares Outstanding)(Prior Day Price)
The TAX EQUIVALENT YIELD is calculated by the formula as follows:
Tax Equivalent Yield = (yield) / (1-[tax rate])
[where the tax rate is expressed in decimal notation (i.e. 28% = 0.28)]
For any municipal portfolio that invests a portion of its assets in obligations subject to state taxes, the tax equivalent yield is adjusted to reflect these investments.
[Insert the name of the fund for which the required data schedules have been provided.]
[Schedule of YIELD data provided by Fund Accounting. Schedule of TOTAL RETURN data is supplied by Fund Performance. Both need to be filed with this exhibit. Make sure each schedule of data is properly identified as yield or total return.]

      1 FIDELITY FUNDS                                  1    328-1   ASSET MANAGER:INCOME                SC26041   Page 1

        REPORT #R430MA                                       30 DAY DIVIDEND HISTORY           RUN DATE: 10/16/95  TIME: 12:20



                                                           From  19950902  To  19951002



                                                                                                                     INCOME W/

                SHARES          GROSS                                                     WRITE                      BREAKAGE &

        DATE OUTSTANDING        INCOME         EXPENSES       NET INCOME ADJUSTMENTS      OFF              BREAKAGE  WRITE OFF

        ________________________________________________________________________________________________________________________

         2  48,840,248.045      74,556.98       18,964.22       55,592.76      0.00       0.00         23.64-        55,605.40

         3  48,840,248.045      74,556.98       18,964.22       55,592.76      0.00       0.00         11.08-        55,569.12

         4  48,840,248.045      74,556.98       18,964.22       55,592.76      0.00       0.00          1.48         55,581.68

         5  48,939,339.560      71,408.90       37,933.71-     109,342.61      0.00       0.00         13.61        109,344.09

         6  49,098,814.597      78,951.44       19,059.56       59,891.88      0.00       0.00          4.94         59,905.49

         7  49,159,790.022      74,425.17       19,070.29       55,354.88      0.00       0.00          5.90         55,359.82

         8  49,121,999.972      73,599.01       19,084.85       54,514.16      0.00       0.00          5.36-        54,520.06

         9  49,121,999.972      73,599.01            0.00       73,599.01      0.00       0.00          8.89         73,593.65

        10  49,121,999.972      73,599.01            0.00       73,599.01      0.00       0.00         23.14         73,607.90

        11  49,099,453.662      75,981.37          240.62-      76,221.99 19,328.74-      0.00         10.12         56,916.39

        12  49,011,726.977      75,037.34       19,099.72       55,937.62 19,328.74-      0.00         23.65-        55,947.74

        13  49,069,925.356      75,005.19       27,779.68       47,225.51 19,328.74-      0.00          3.41-        47,201.86

        14  49,076,163.625      75,106.56       19,108.83       55,997.73 19,328.74-      0.00          1.58-        55,994.32

        15  49,043,811.835      75,144.19       19,144.30       55,999.89 19,328.74-      0.00          9.72-        55,998.31

        16  49,043,811.835      75,144.19            0.00       75,144.19 19,328.74-      0.00          0.65-        75,134.47

        17  49,043,811.835      75,144.19            0.00       75,144.19 19,328.74-      0.00          8.42         75,143.54

        18  49,078,973.960      74,948.39       19,148.72       55,799.67 19,328.74-      0.00          5.30         55,808.09

        19  48,955,227.610      71,692.48       19,142.78       52,549.70 19,328.74-      0.00         22.91-        52,555.00

        20  48,978,350.373      75,040.87       19,120.87       55,920.00 19,328.74-      0.00         12.79         55,897.09

        21  48,988,357.906      75,187.78       19,159.95       56,027.83 19,328.74-      0.00          2.06-        56,040.62

        22  48,985,079.267      75,175.47       19,142.12       56,033.35 19,328.74-      0.00          7.64-        56,031.29

        23  48,985,079.267      75,175.47            0.00       75,175.47 19,328.74-      0.00         24.27-        75,167.83

        24  48,985,079.267      75,175.47            0.00       75,175.47 19,328.74-      0.00          8.09         75,151.20

        25  49,008,598.438      74,805.34       19,103.84       55,701.50 19,328.74-      0.00         13.19-        55,709.59

        26  49,046,008.343      76,264.02       19,098.92       57,165.10 19,328.74-      0.00         13.31         57,151.91

        27  49,412,443.040      74,468.40       19,105.03       55,363.37 19,328.74-      0.00         14.67-        55,376.68

        28  49,260,221.274      75,998.63       19,179.60       56,819.03 19,328.74-      0.00          7.32         56,804.36

        29  49,270,505.410     140,000.59       19,179.39      120,821.20 19,328.74-      0.00         17.24        120,828.52

        30  49,270,505.410     140,000.59            0.00      140,000.59 19,328.74-      0.00          8.95-       140,017.83

         1  49,270,505.410     140,000.59            0.00      140,000.59 19,328.74-      0.00         14.13        139,991.64

         2  49,397,717.057     113,189.67-      18,123.37      131,313.04 19,328.74-      0.00          0.22        131,298.91-

                                                                                      _________

                                                                                          0.00

      1 FIDELITY FUNDS                                  1    328-1   ASSET MANAGER:INCOME                SC26041   Page 2

        REPORT #R430MA                                       30 DAY DIVIDEND HISTORY           RUN DATE: 10/16/95  TIME: 12:20



                                                           From  19950902  To  19951002



                                MTD       DAILY DIST       DIVIDEND     -------- SHARES OUTSTANDING  --------           DAILY

        DATE    MIL RATE     MIL RATE       YIELD            PAID      |  30-DAY TOTAL        30-DAY AVERAGE  |      YTM INCOME

        _______________________________________________________________________________________________________________________

         2   0.001139000    0.002277000      3.65           55,629.04    1,464,353,746.120      48,811,791.537         83,242.88

         3   0.001138000    0.003415000      3.65           55,580.20    1,464,297,913.888      48,809,930.463         83,242.88

         4   0.001138000    0.004553000      3.65           55,580.20    1,464,242,081.656      48,808,069.389         83,242.88

         5   0.002234000    0.006787000      7.17          109,330.48    1,464,285,340.939      48,809,511.365         83,242.88

         6   0.001220000    0.008007000      3.90           59,900.55    1,464,385,421.276      48,812,847.376         83,771.76

         7   0.001126000    0.009133000      3.61           55,353.92    1,464,554,433.280      48,818,481.109         83,908.32

         8   0.001110000    0.010243000      3.56           54,525.42    1,464,742,159.092      48,824,738.636         84,145.27

         9   0.001498000    0.011741000      4.80           73,584.76    1,464,961,696.642      48,832,056.555         84,027.45

        10   0.001498000    0.013239000      4.80           73,584.76    1,465,197,022.897      48,839,900.763         84,027.45

        11   0.001159000    0.014398000      3.71           56,906.27    1,465,409,802.842      48,846,993.428         84,027.45

        12   0.001142000    0.015540000      3.65           55,971.39    1,465,534,856.102      48,851,161.870         83,867.27

        13   0.000962000    0.016502000      3.07           47,205.27    1,465,728,038.631      48,857,601.288         83,515.94

        14   0.001141000    0.017643000      3.64           55,995.90    1,466,007,719.292      48,866,923.976         83,767.00

        15   0.001142000    0.018785000      3.64           56,008.03    1,466,274,942.627      48,875,831.421         83,313.87

        16   0.001532000    0.020317000      4.88           75,135.12    1,466,584,068.950      48,886,135.632         83,473.90

        17   0.001532000    0.021849000      4.88           75,135.12    1,466,864,436.105      48,895,481.204         83,473.90

        18   0.001137000    0.022986000      3.62           55,802.79    1,467,179,965.385      48,905,998.846         83,473.90

        19   0.001074000    0.024060000      3.43           52,577.91    1,467,371,748.315      48,912,391.611         83,691.98

        20   0.001141000    0.025201000      3.64           55,884.30    1,467,592,708.118      48,919,756.937         83,080.17

        21   0.001144000    0.026345000      3.64           56,042.68    1,467,848,944.753      48,928,298.158         83,163.49

        22   0.001144000    0.027489000      3.64           56,038.93    1,468,123,111.113      48,937,437.037         83,725.37

        23   0.001535000    0.029024000      4.91           75,192.10    1,468,401,210.970      48,946,707.032         83,705.29

        24   0.001534000    0.030558000      4.90           75,143.11    1,468,699,544.330      48,956,651.478         83,705.29

        25   0.001137000    0.031695000      3.63           55,722.78    1,469,021,396.861      48,967,379.895         83,705.29

        26   0.001165000    0.032860000      3.73           57,138.60    1,469,380,659.297      48,979,355.310         83,915.62

        27   0.001121000    0.033981000      3.59           55,391.35    1,470,085,408.787      49,002,846.960         83,872.38

        28   0.001153000    0.035134000      3.69           56,797.04    1,470,575,391.300      49,019,179.710         85,501.73

        29   0.002452000    0.037586000      7.83          120,811.28    1,471,091,799.874      49,036,393.329         85,429.89

        30   0.002842000    0.040428000      9.05          140,026.78    1,471,538,070.965      49,051,269.032         85,846.70

         1   0.002841000    0.002841000      9.05          139,977.51    1,471,968,328.330      49,065,610.944         85,846.70

         2  -0.002658000    0.000183000      8.47-         131,299.13-   1,472,525,797.342      49,084,193.245         85,846.70

                                                       _______________

                                                         1,936,674.46

      1 FIDELITY FUNDS                                  1    328-1   ASSET MANAGER:INCOME                SC26041   Page 3

        REPORT #R430MA                                       30 DAY DIVIDEND HISTORY           RUN DATE: 10/16/95  TIME: 12:20



                                                           From  19950902  To  19951002



               DAILY

              YTM NET    DAILY YTM        PAYDOWN        ADJ TO 30-DAY     YTM 30-DAY      30-DAY      30-DAY DAILY SEC   PRIOR

        DATE INCOME ADJ  NET INCOME      GAIN/LOSS          INCOME         NET INCOME     MIL RATE     YIELD    YIELD    DAY NAV

        ________________________________________________________________________________________________________________________

         2      0.00        64,278.66       77.66-            0.00   2,129,533.04    0.043625000     4.64    4.22     11.38

         3      0.00        64,278.66       77.66-            0.00   2,123,046.21    0.043495000     4.63    4.22     11.38

         4      0.00        64,278.66       77.66-            0.00   2,103,861.93    0.043103000     4.59    4.22     11.38

         5      0.00       121,176.59       77.66-            0.00   2,141,575.59    0.043877000     4.67    7.95     11.38

         6      0.00        64,712.20       77.66-            0.00   2,135,655.38    0.043755000     4.65    4.22     11.41

         7      0.00        64,838.03       55.98-            0.00   2,130,695.14    0.043650000     4.64    4.23     11.39

         8      0.00        65,060.42       58.07-            0.00   2,125,435.03    0.043538000     4.63    4.24     11.39

         9      0.00        84,027.45       58.14-            0.00   2,139,206.83    0.043814000     4.66    5.47     11.40

        10      0.00        84,027.45       58.14-            0.00   2,157,767.93    0.044188000     4.70    5.47     11.40

        11      0.00        64,939.33       58.14-            0.00   2,139,841.15    0.043813000     4.66    4.23     11.40

        12      0.00        64,767.55       58.14-            0.00   2,121,742.58    0.043437000     4.61    4.21     11.42

        13      0.00        55,736.26       58.14-            0.00   2,111,980.71    0.043233000     4.58    3.62     11.44

        14      0.00        64,658.17       58.13-            0.00   2,111,095.63    0.043209000     4.58    4.20     11.43

        15      0.00        64,169.57       58.13-            0.00   2,109,486.88    0.043168000     4.56    4.16     11.46

        16      0.00        83,473.90       51.30             0.00   2,126,992.60    0.043518000     4.60    5.43     11.45

        17      0.00        83,473.90       51.30             0.00   2,145,919.48    0.043896000     4.64    5.43     11.45

        18      0.00        64,325.18       51.30             0.00   2,126,791.06    0.043497000     4.60    4.18     11.45

        19      0.00        64,549.20       51.30             0.00   2,107,886.65    0.043101000     4.56    4.20     11.44

        20      0.00        63,959.30       55.26             0.00   2,105,779.29    0.043052000     4.55    4.17     11.45

        21      0.00        64,003.54       55.26             0.00   2,112,167.56    0.043176000     4.56    4.16     11.48

        22      0.00        64,583.25       55.28             0.00   2,110,581.25    0.043136000     4.56    4.20     11.46

        23      0.00        83,705.29       55.01             0.00   2,127,977.34    0.043484000     4.61    5.47     11.42

        24      0.00        83,705.29       55.01             0.00   2,145,410.86    0.043832000     4.65    5.47     11.42

        25      0.00        64,601.45       55.01             0.00   2,126,556.03    0.043438000     4.61    4.22     11.42

        26      0.00        64,816.70       55.01             0.00   2,107,916.45    0.043047000     4.57    4.23     11.41

        27      0.00        64,767.35       56.10             0.00   2,106,632.77    0.043011000     4.57    4.23     11.41

        28      0.00        66,322.13       60.44             0.00   2,106,093.71    0.042979000     4.57    4.30     11.40

        29      0.00        66,250.50       61.93             0.00   2,105,520.31    0.042953000     4.55    4.30     11.43

        30      0.00        85,846.70       61.93             0.00   2,124,646.14    0.043328000     4.58    5.55     11.46

         1      0.00        85,846.70       61.93             0.00   2,145,163.48    0.043733000     4.62    5.55     11.46

         2      0.00        67,723.33       61.93             0.00   2,148,747.73    0.043793000     4.63    4.38     11.46



                                                                                                              avg:    11.42

          Asset Manager Growth



                        Cum

          MonthEnd     Shares



          30-Dec-91    10000.00

          31-Dec-91    10080.00

          31-Jan-92    10450.00

          29-Feb-92    10670.00

          31-Mar-92    10520.00

          30-Apr-92    10550.00

          31-May-92    10770.00

          30-Jun-92    10650.00

          31-Jul-92    11090.00

          31-Aug-92    10910.00

          30-Sep-92    11160.00

          31-Oct-92    11370.00

          30-Nov-92    11780.00

          31-Dec-92    12003.17

          31-Jan-93    12176.54

          28-Feb-93    12329.51

          31-Mar-93    12808.82

          30-Apr-93    12849.61

          31-May-93    13114.76

          30-Jun-93    13308.53

          31-Jul-93    13553.28

          31-Aug-93    14103.98

          30-Sep-93    14042.79

          31-Oct-93    14481.31

          30-Nov-93    14358.93

          31-Dec-93    15161.86

          31-Jan-94    15747.05

          28-Feb-94    15278.90

          31-Mar-94    14502.18

          30-Apr-94    14480.90

          31-May-94    14597.94

          30-Jun-94    14161.71

          31-Jul-94    14512.82

          31-Aug-94    15023.54

          30-Sep-94    14800.10

          31-Oct-94    14842.66

          30-Nov-94    14417.06

          31-Dec-94    14041.71

          31-Jan-95    13691.76

          28-Feb-95    13921.41

          31-Mar-95    14205.75

          30-Apr-95    14599.44

          31-May-95    14960.32

          30-Jun-95    15277.47

          31-Jul-95    15911.75

          31-Aug-95    15999.24

          30-Sep-95    16272.63

      Name:  Fidelity Asset Manager (3A. Pay Date           E. Original SharesI. CG Short   M. Cap Gain Shares   Q. Cap Gains
                                                                                                                 rec'd in Cash

      Notes:                          B. X-Date             F. Total Value    J. NAV        N. Cap Gain Value    R. Cost of
                                                                                                                 reinvest'd
                                                                                                                 Distributions

      Load:                           C. Reinvest NAV       G. Dividends      K. Div Shares O. Total Value

      Redempt                         D. Monthend           H. CG Long        L. Dividend VaP. Divs rec'd in Cash

      FiscYea30-Sep



         A      B      C      D        E        F      G        H      I      J   K    L   M      N      O      P      Q      R



                      1.00 28-Dec-88 1000.000 10000.00                     10.00                      10000

                      1.00   Dec-88  1000.000 10030.00                     10.03   0    0   0      0  10030      0      0      0

                      1.00   Jan-89  1000.000 10410.00                     10.41   0    0   0      0  10410      0      0      0

                      1.00   Feb-89  1000.000 10250.00                     10.25   0    0   0      0  10250      0      0      0

                      1.00   Mar-89  1000.000 10340.00                     10.34   0    0   0      0  10340      0      0      0

                      1.00   Apr-89  1000.000 10610.00                     10.61   0    0   0      0  10610      0      0      0

                      1.00   May-89  1000.000 10920.00                     10.92   0    0   0      0  10920      0      0      0

                      1.00   Jun-89  1000.000 11040.00                     11.04   0    0   0      0  11040      0      0      0

                      1.00   Jul-89  1000.000 11360.00                     11.36   0    0   0      0  11360      0      0      0

                      1.00   Aug-89  1000.000 11390.00                     11.39   0    0   0      0  11390      0      0      0

                      1.00   Sep-89  1000.000 11390.00                     11.39   0    0   0      0  11390      0      0      0

                      1.00   Oct-89  1000.000 11440.00                     11.44   0    0   0      0  11440      0      0      0

                      1.00   Nov-89  1000.000 11520.00                     11.52   0    0   0      0  11520      0      0      0

      27-Dec 13-Dec  10.90   Dec-89  1000.000 10940.00 0.38   0.05   0.19  10.94  35  381  22    241  11562    380    240    620

                      1.00   Jan-90  1000.000 10590.00                     10.59  35  369  22    233  11192    380    240    620

                      1.00   Feb-90  1000.000 10670.00                     10.67  35  372  22    235  11277    380    240    620

                      1.00   Mar-90  1000.000 10780.00                     10.78  35  376  22    237  11393    380    240    620

                      1.00   Apr-90  1000.000 10600.00                     10.60  35  370  22    233  11203    380    240    620

                      1.00   May-90  1000.000 11160.00                     11.16  35  389  22    246  11795    380    240    620

                      1.00   Jun-90  1000.000 11250.00                     11.25  35  392  22    248  11890    380    240    620

                      1.00   Jul-90  1000.000 11240.00                     11.24  35  392  22    247  11879    380    240    620

                      1.00   Aug-90  1000.000 10860.00                     10.86  35  379  22    239  11478    380    240    620

                      1.00   Sep-90  1000.000 10640.00                     10.64  35  371  22    234  11245    380    240    620

                      1.00   Oct-90  1000.000 10670.00                     10.67  35  372  22    235  11277    380    240    620

                      1.00   Nov-90  1000.000 11180.00                     11.18  35  390  22    246  11816    380    240    620

      14-Dec 14-Dec  10.73   Dec-90  1000.000 10870.00 0.65                10.87  99 1075  22    239  12184   1030    240   1307

                      1.00   Jan-91  1000.000 11450.00                     11.45  99 1132  22    252  12834   1030    240   1307

                      1.00   Feb-91  1000.000 11950.00                     11.95  99 1182  22    263  13395   1030    240   1307

                      1.00   Mar-91  1000.000 12150.00                     12.15  99 1201  22    268  13619   1030    240   1307

                      1.00   Apr-91  1000.000 12340.00                     12.34  99 1220  22    272  13832   1030    240   1307

                      1.00   May-91  1000.000 12650.00                     12.65  99 1251  22    279  14179   1030    240   1307

                      1.00   Jun-91  1000.000 12380.00                     12.38  99 1224  22    273  13877   1030    240   1307

                      1.00   Jul-91  1000.000 12710.00                     12.71  99 1257  22    280  14247   1030    240   1307

                      1.00   Aug-91  1000.000 13000.00                     13.00  99 1286  22    286  14572   1030    240   1307

                      1.00   Sep-91  1000.000 13020.00                     13.02  99 1287  22    287  14594   1030    240   1307

                      1.00   Oct-91  1000.000 13120.00                     13.12  99 1297  22    289  14706   1030    240   1307

                      1.00   Nov-91  1000.000 12890.00                     12.89  99 1275  22    284  14448   1030    240   1307

      23-Dec 20-Dec  12.08   Dec-91  1000.000 12460.00 0.45   0.12   0.38  12.46 141 1752  68    852  15065   1480    740   2372

                      1.00   Jan-92  1000.000 12640.00                     12.64 141 1778  68    865  15282   1480    740   2372

                      1.00   Feb-92  1000.000 12880.00                     12.88 141 1811  68    881  15573   1480    740   2372

                      1.00   Mar-92  1000.000 12880.00                     12.88 141 1811  68    881  15573   1480    740   2372

                      1.00   Apr-92  1000.000 13060.00                     13.06 141 1837  68    893  15790   1480    740   2372

                      1.00   May-92  1000.000 13190.00                     13.19 141 1855  68    902  15947   1480    740   2372

                      1.00   Jun-92  1000.000 13190.00                     13.19 141 1855  68    902  15947   1480    740   2372

                      1.00   Jul-92  1000.000 13460.00                     13.46 141 1893  68    921  16274   1480    740   2372

                      1.00   Aug-92  1000.000 13400.00                     13.40 141 1885  68    917  16201   1480    740   2372

                      1.00   Sep-92  1000.000 13500.00                     13.50 141 1899  68    924  16322   1480    740   2372

                      1.00   Oct-92  1000.000 13480.00                     13.48 141 1896  68    922  16298   1480    740   2372

                      1.00   Nov-92  1000.000 13780.00                     13.78 141 1938  68    943  16661   1480    740   2372

      14-Dec 11-Dec  13.21   Dec-92  1000.000 13370.00 0.48   0.06   0.13  13.37 185 2468  86   1147  16985   1960    930   3182

                      1.00   Jan-93  1000.000 13600.00                     13.60 185 2510  86   1167  17277   1960    930   3182

                      1.00   Feb-93  1000.000 13740.00                     13.74 185 2536  86   1179  17455   1960    930   3182

      15-Mar 12-Mar  13.81   Mar-93  1000.000 14060.00 0.13                14.06 197 2763  86   1206  18030   2090    930   3347

                      1.00   Apr-93  1000.000 14120.00                     14.12 197 2775  86   1212  18107   2090    930   3347

                      1.00   May-93  1000.000 14420.00                     14.42 197 2834  86   1237  18491   2090    930   3347

      07-Jun 04-Jun  14.30   Jun-93  1000.000 14470.00 0.13                14.47 208 3013  86   1242  18724   2220    930   3514

                      1.00   Jul-93  1000.000 14690.00                     14.69 208 3058  86   1260  19009   2220    930   3514

                      1.00   Aug-93  1000.000 15110.00                     15.11 208 3146  86   1296  19552   2220    930   3514

      13-Sep 10-Sep  14.91   Sep-93  1000.000 14970.00 0.13                14.97 219 3286  86   1284  19540   2350    930   3682

                      1.00   Oct-93  1000.000 15410.00                     15.41 219 3382  86   1322  20114   2350    930   3682

                      1.00   Nov-93  1000.000 15380.00                     15.38 219 3375  86   1320  20075   2350    930   3682

      13-Dec 10-Dec  15.09   Dec-93  1000.000 15400.00 0.20   0.10   0.33  15.40 237 3646 123   1894  20940   2550   1360   4504

                      1.00   Jan-94  1000.000 15900.00                     15.90 237 3765 123   1956  21620   2550   1360   4504

                      1.00   Feb-94  1000.000 15400.00                     15.40 237 3646 123   1894  20940   2550   1360   4504

      14-Mar 11-Mar  15.11   Mar-94  1000.000 14530.00 0.13                14.53 248 3610 123   1787  19927   2680   1360   4681

                      1.00   Apr-94  1000.000 14520.00                     14.52 248 3608 123   1786  19914   2680   1360   4681

                      1.00   May-94  1000.000 14640.00                     14.64 248 3638 123   1801  20078   2680   1360   4681

      13-Jun 10-Jun  14.58   Jun-94  1000.000 14230.00 0.09                14.23 257 3656 123   1750  19636   2770   1360   4804

                      1.00   Jul-94  1000.000 14510.00                     14.51 257 3728 123   1785  20023   2770   1360   4804

                      1.00   Aug-94  1000.000 14850.00                     14.85 257 3816 123   1827  20492   2770   1360   4804

      12-Sep 09-Sep  14.65   Sep-94  1000.000 14580.00 0.09                14.58 265 3870 123   1793  20243   2860   1360   4929

                      1.00   Oct-94  1000.000 14650.00                     14.65 265 3888 123   1802  20340   2860   1360   4929

                      1.00   Nov-94  1000.000 14430.00                     14.43 265 3830 123   1775  20035   2860   1360   4929

      12-Dec 09-Dec  14.01   Dec-94  1000.000 13830.00 0.09   0.17         13.83 274 3794 140   1934  19558   2950   1530   5290

                      1.00   Jan-95  1000.000 13720.00                     13.72 274 3764 140   1919  19403   2950   1530   5290

                      1.00   Feb-95  1000.000 13930.00                     13.93 274 3821 140   1948  19700   2950   1530   5290

      13-Mar 10-Mar  13.79   Mar-95  1000.000 14060.00 0.09                14.06 284 3987 140   1966  20013   3040   1530   5417

                      1.00   Apr-95  1000.000 14350.00                     14.35 284 4069 140   2007  20426   3040   1530   5417

                      1.00   May-95  1000.000 14690.00                     14.69 284 4166 140   2054  20910   3040   1530   5417

      12-Jun 09-Jun  14.55   Jun-95  1000.000 14800.00 0.09                14.80 292 4327 140   2070  21197   3130   1530   5545

                      1.00   Jul-95  1000.000 15210.00                     15.21 292 4447 140   2127  21784   3130   1530   5545

                      1.00   Aug-95  1000.000 15310.00                     15.31 292 4476 140   2141  21927   3130   1530   5545

      11-Sep 08-Sep  15.40   Sep-95  1000.000 15470.00 0.09                15.47 301 4652 140   2163  22286   3220   1530   5674
